CMA

CMA CONNECTICUT
MUNICIPAL MONEY FUND

Semi-Annual Report










September 30, 1995


MERRILL LYNCH BULL LOGO






This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government.

CMA Connecticut
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011




To Our Shareholders:


For the six-month period ended September 30, 1995, CMA Connecticut Municipal Money Fund paid shareholders a net annualized yield of 3.08%*. As of September 30, 1995, the Fund's 7-day yield was 3.09%.

The Environment
After losing momentum through the second calendar quarter, it now appears that the US economy has resumed a moderate growth trend. Gross domestic product growth for the three months ended June 30 was revised to show that the economy expanded at a 1.1% pace, rather than the 0.5% rate that was originally reported. The employment report for August exceeded consensus expectations, although most of the new jobs created were in the service sector, reflecting the ongoing sluggishness in manufacturing. However, durable goods orders rebounded somewhat in August, supported by stronger automobile sales. Reflecting the trend of renewed economic growth--and continued containment of inflationary pressures--the Federal Reserve Board signaled no shift in monetary policy following its September meeting.

One of the major developments during the latter part of the period under review was the strengthening of the US dollar relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.

[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion could further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.

Investment Outlook and Strategy
Short-term interest rates continued to fall relatively unabated during the six-month period ended September 30, 1995 as they have been since late 1994. A series of economic data releases indicated that the severely restrictive monetary policy undertaken by the Federal Reserve Board in 1994 had taken effect on the US economy in the form of moderating growth. Additionally, the news on inflation continued to be overwhelmingly favorable, which provided the backdrop for a falling interest rate environment. Investors began to anticipate that the Federal Reserve Board eventually would have to begin cutting interest rates to avoid the possibility of a recession in the United States. In fact, on July 6, 1995, the Federal Reserve Board cut its key interest rate by 25 basis points (0.25%) to 5.75%, confirming that an economic switch had occurred and signaling a change in monetary policy from a restrictive stance to a more neutral stance. This series of events provided the impetus for the yield curve to flatten over the course of the six-month period ended September 30, 1995. For instance, while yields on three-month US Treasury bills fell approximately 45 basis points during the period, the yield on one-year US Treasury bills dropped nearly 95 basis points during the same period.

Over the six-month period ended September 30, 1995, Connecticut's workforce continued to feel the effects of downsizing in the core industries of defense, insurance and finance. Employers such as General Dynamics are expected to continue job reductions through the next few years as defense spending is further diminished. Despite its modest pace of growth throughout the recent recovery, the State continues to maintain above average-wealth levels as well as a manageable debt level burden. Standard & Poor's Corp. has recently reaffirmed the State's AA- rating on $5.6 billion in outstanding general obligation debt. Additionally, the State treasurer has authorized the issuance of $400 million in tax-exempt commercial paper to be utilized for cash flow purposes.

CMA Connecticut Municipal Money Fund maintained a relatively defensive posture as the average portfolio maturity remained in the 30-day--35-day range for much of the six-month period ended September 30, 1995. The short-term interest rate yield curve through one year continued to be flat, making an extension of the Fund's average portfolio maturity unattractive. In such an environment, yields on shorter-term securities remain at or near those of longer-term securities such that investors receive no yield premium as a reward for extending their maturity risk. However, a steepening yield curve developed toward the close of the period, allowing the Fund to extend its average portfolio maturity to the mid 50-day range by period-end. Subject to market conditions, we expect to maintain this average portfolio maturity as the strength of recent economic data has cast some doubt as to the timing and magnitude of the Federal Reserve Board's next move.

In Conclusion
We thank you for your support of CMA Connecticut Municipal Money
Fund, and we look forward to serving your investment needs in the future.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President




(Steven T. Lewis)
Steven T. Lewis
Portfolio Manager




October 30, 1995

We are pleased to announce that Steven T. Lewis is responsible for the day-to-day management of CMA Connecticut Municipal Money Fund. Mr. Lewis has been employed by Merrill Lynch Asset Management, L.P. since 1988.






Portfolio Abbreviations for CMA Connecticut Municipal Money Fund

AMT        Alternative Minimum Tax (subject to)
BAN        Bond Anticipation Notes
CP         Commercial Paper
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
PCR        Pollution Control Revenue Bonds
UT         Unlimited Tax
VRDN       Variable Rate Demand Notes



CMA CONNECTICUT MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995                                                          (IN THOUSANDS)
                      Face                                                                                       Value
State                Amount                            Issue                                                   (Note 1a)
Connecticut--       $ 1,000   Connecticut State Clean Water Fund Revenue Bonds, 6.40% due 1/01/1996             $  1,006
87.8%                12,500   Connecticut State Development Authority, Health Care Revenue Bonds
                              (Independent Living Project), VRDN, 4.20% due 7/01/2015 (a)                         12,500
                      5,420   Connecticut State Development Authority, IDA, Revenue Bonds (Sealectro
                              Corporation Project), 4.90% due 12/01/1997                                           5,420
                              Connecticut State Development Authority, PCR, Refunding, VRDN (a):
                      5,000      (Connecticut Light & Power Co. Project), AMT, Series B, 4.50%
                                 due 9/01/2028                                                                     5,000
                      6,900      (Connecticut Light & Power Co. Project), Series A, 4.40% due 9/01/2028            6,900
                      9,200      (Western Massachusetts Electric Co.), Series A, 4.25% due 9/01/2028               9,200
                      6,000   Connecticut State Development Authority, Water Facility Revenue Bonds
                              (Bridgeport Hydraulic Co. Project), VRDN, AMT, 4.10% due 4/01/2035 (a)               6,000
                              Connecticut State Economic Recovery Notes:
                      5,000      Series A, 5.40% due 12/15/1995                                                    5,021
                      1,000      Series A, 5.50% due 6/15/1996                                                     1,011
                     19,100      VRDN, Series B, 4.35% due 6/01/1996 (a)                                          19,100
                      6,000   Connecticut State GO, UT, Series B, 4.90% due 11/15/1995                             6,009
                              Connecticut State Health and Educational Facilities Authority Revenue Bonds:
                      5,250      CP, 3.65% due 10/17/1995                                                          5,250
                      3,530      (Yale-New Haven Hospital), Series B, 4% due 6/01/1996 (b)                         3,530
                      5,075      (Yale University), CP, Series L, 3.70% due 12/08/1995                             5,075
                      1,000      (Yale University), CP, Series L, 3.80% due 12/11/1995                             1,000
                      5,300      (Yale University), CP, Series M, 3.70% due 12/08/1995                             5,300
                      5,800      (Yale University), CP, Series N, 3.70% due 12/08/1995                             5,800
                      1,950      (Yale University), CP, Series O, 3.70% due 12/08/1995                             1,950
                      5,000      (Yale University), CP, Series P, 3.70% due 12/08/1995                             5,000
                              Connecticut State HFA (Housing Mortgage Finance Program), CP, AMT, Series D:
                      9,865      3.65% due 11/07/1995                                                              9,865
                      5,350      3.65% due 12/08/1995                                                              5,350
                      2,965      3.90% due 12/08/1995                                                              2,965
                     12,000   Connecticut State Municipal Electric Energy Power Supply System Revenue
                              Bonds, CP, Series A, 3.50% due 11/16/1995                                           12,000
                              Connecticut State Special Assessment Unemployment Compensation, Advanced
                              Fund Revenue Bonds (Connecticut Unemployment):
                     14,800      Series C, 3.90% due 7/01/1996 (b)                                                14,799
                     22,000      VRDN, Series B, 4.35% due 11/01/2001 (a)                                         22,000



CMA CONNECTICUT MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995                                                          (IN THOUSANDS)
                      Face                                                                                       Value
State                Amount                            Issue                                                   (Note 1a)
Connecticut         $12,395   Connecticut State Special Tax Obligation Revenue Bonds (Transportation
(concluded)                   Infrastructure), VRDN, Second Lien, Series 1, 4.20% due 12/01/2010 (a)            $ 12,395
                      1,940   Farmington, Connecticut, BAN, UT, 3.50% due 1/24/1996                                1,941
                      2,800   Groton City, Connecticut, BAN, UT, 4.50% due 11/15/1995                              2,802
                      4,085   Norwich, Connecticut, BAN, 4.50% due 10/05/1995                                      4,085
                      4,850   Shelton, Connecticut, BAN, UT, 3.75% due 2/01/1996                                   4,854
                      4,050   South Central Connecticut Regional Water Authority, Water System Revenue
                              Bonds (Putters), VRDN, Series 30-A, 4.30% due 8/01/2006 (a)                          4,050
                      7,500   Stamford, Connecticut, Housing Authority Revenue Bonds (Morgan Street
                              Project), VRDN, AMT, 4.20% due 8/01/2024 (a)                                         7,500
                      5,550   Torrington, Connecticut, BAN, 4.25% due 10/16/1995                                   5,553
                      9,800   Windham, Connecticut, BAN, UT, 3.60% due 12/15/1995                                  9,802
                      3,000   Windsor Locks, Connecticut, BAN, 3.75% due 5/15/1996                                 3,006

Puerto Rico--                 Puerto Rico Commonwealth, Government Development Bank Revenue Bonds:
14.8%                 6,000      CP, 3.70% due 12/12/1995                                                          6,000
                      5,000      CP, 3.70% due 12/13/1995                                                          5,000
                        400      Refunding, VRDN, 3.80% due 12/01/2015 (a)                                           400
                     10,500   Puerto Rico Housing Finance Corporation, Medical Revenue Bonds, VRDN, 3.75%
                              due 10/01/2011 (a)                                                                  10,500
                      6,700   Puerto Rico Industrial, Medical and Environmental Pollution Control Facilities,
                              Financing Authority Revenue Bonds (Ana G. Mendez Educational Project), CP,
                              3.60% due 12/08/1995                                                                 6,700
                              Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control
                              Facilities Financing Authority, CP, Series A:
                      6,000      3.70% due 10/02/1995                                                              6,000
                      4,700      3.70% due 12/13/1995                                                              4,700


                              Total Investments (Cost--$272,339*)--102.6%                                        272,339

                              Liabilities in Excess of Other Assets--(2.6%)                                      (6,976)
                                                                                                                --------
                              Net Assets--100.0%                                                                $265,363
                                                                                                                ========


(a)The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at September 30, 1995.
(b)FGIC Insured.
  *Cost for Federal income tax purposes.




See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1995
Assets:
Investments, at value (identified cost--$272,339,407) (Note 1a)                                            $ 272,339,407
Cash                                                                                                             485,298
Receivables:
 Interest                                                                                 $   1,404,116
 Beneficial interest sold                                                                       353,102        1,757,218
                                                                                          -------------
Deferred organization expenses (Note 1d)                                                                           8,049
Prepaid registration fees and other assets (Note 1d)                                                              17,559
                                                                                                           -------------
Total assets                                                                                                 274,607,531
                                                                                                           -------------
Liabilities:
Payables:
 Securities purchased                                                                         9,001,192
 Investment adviser (Note 2)                                                                    109,864
 Distributor (Note 2)                                                                            68,407        9,179,463
                                                                                          -------------
Accrued expenses and other liabilities                                                                            65,225
                                                                                                           -------------
Total liabilities                                                                                              9,244,688
                                                                                                           -------------
Net Assets                                                                                                 $ 265,362,843
                                                                                                           =============
Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of
shares authorized                                                                                          $  26,549,886
Paid-in capital in excess of par                                                                             238,948,976
Undistributed investment income--net                                                                              10,827
Accumulated realized capital losses--net (Note 4)                                                               (146,846)
                                                                                                           -------------
Net Assets--Equivalent to $1.00 per share based on 265,498,863 shares of beneficial
interest outstanding                                                                                       $ 265,362,843
                                                                                                           =============




See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1995
Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                   $   5,152,371

Expenses:
Investment advisory fees (Note 2)                                                         $     680,557
Distribution fees (Note 2)                                                                      169,556
Registration fees (Note 1d)                                                                      32,214
Transfer agent fees (Note 2)                                                                     24,938
Professional fees                                                                                23,854
Accounting services (Note 2)                                                                     23,570
Custodian fees                                                                                   12,482
Printing and shareholder reports                                                                 11,579
Amortization of organization expenses (Note 1d)                                                   3,789
Pricing fees                                                                                      2,902
Trustees' fees and expenses                                                                       1,535
Other                                                                                             2,034
                                                                                          -------------
Total expenses                                                                                                   989,010
                                                                                                           -------------
Investment income--net                                                                                         4,163,361
Realized Loss on Investments--Net (Note 1c)                                                                         (320)
                                                                                                           -------------
Net Increase in Net Assets Resulting from Operations                                                       $   4,163,041
                                                                                                           =============




See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six        For the
                                                                                           Months Ended     Year Ended
Increase (Decrease) in Net Assets:                                                       Sept. 30, 1995   March 31, 1995
Operations:
Investment income--net                                                                    $   4,163,361    $   6,517,952
Realized loss on investments--net                                                                  (320)         (31,149)
                                                                                          -------------    -------------
Net increase in net assets resulting from operations                                          4,163,041        6,486,803
                                                                                          -------------    -------------
Dividends to Shareholders (Note 1e):
Investment income--net                                                                       (4,161,615)      (6,504,917)
                                                                                          -------------    -------------
Net decrease in net assets resulting from dividends to shareholders                          (4,161,615)      (6,504,917)
                                                                                          -------------    -------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                            539,180,334      944,440,136
Net asset value of shares issued to shareholders in reinvestment of dividends
(Note 1e)                                                                                     4,163,517        6,504,738
                                                                                          -------------    -------------
                                                                                            543,343,851      950,944,874
Cost of shares redeemed                                                                    (538,380,710)    (940,566,013)
                                                                                          -------------    -------------
Net increase in net assets derived from beneficial interest transactions                      4,963,141       10,378,861
                                                                                          -------------    -------------
Net Assets:
Total increase in net assets                                                                  4,964,567       10,360,747
Beginning of period                                                                         260,398,276      250,037,529
                                                                                          -------------    -------------
End of period*                                                                            $ 265,362,843    $ 260,398,276
                                                                                          =============    =============

*Undistributed investment income--net                                                     $      10,827    $       9,081
                                                                                          =============    =============





See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS

                                                                     For the                                    For the
                                                                       Six                                       Period
The following per share data and ratios have been derived             Months                                    April 29,
from information provided in the financial statements.                Ended                                    1991++ to
                                                                    Sept. 30,   For the Year Ended March 31,    March 31,
Increase (Decrease) in Net Asset Value:                                1995       1995     1994        1993        1992
Per Share Operating Performance:
Net asset value, beginning of period                                  $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
                                                                      --------   --------  --------  --------   --------
Investment income--net                                                     .02        .03       .02       .02        .03
                                                                      --------   --------  --------  --------   --------
Total from investment operations                                           .02        .03       .02       .02        .03
                                                                      --------   --------  --------  --------   --------
Less dividends from investment income--net                                (.02)      (.03)     (.02)     (.02)      (.03)
                                                                      --------   --------  --------  --------   --------
Net asset value, end of period                                        $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
                                                                      ========   ========  ========  ========   ========
Total Investment Return                                                  3.08%*     2.54%     1.77%     2.20%      3.56%*
                                                                      ========   ========  ========  ========   ========
Ratios to Average Net Assets:
Expenses, net of reimbursement and excluding
distribution fees                                                         .60%*      .58%      .58%      .51%       .28%*
                                                                      ========   ========  ========  ========   ========
Expenses, net of reimbursement                                            .73%*      .71%      .70%      .63%       .41%*
                                                                      ========   ========  ========  ========   ========
Expenses                                                                  .73%*      .71%      .70%      .73%       .81%*
                                                                      ========   ========  ========  ========   ========
Investment income--net                                                   3.06%*     2.53%     1.76%     2.17%      3.46%*
                                                                      ========   ========  ========  ========   ========
Supplemental Data:
Net assets, end of period (in thousands)                              $265,363   $260,398  $250,038  $231,431   $197,895
                                                                      ========   ========  ========  ========   ========


 *Annualized.
++Commencement of Operations.







See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA Connecticut Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM" or "Adviser"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

The most restrictive annual expense limitation requires that the Adviser reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed in any fiscal year 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the Fund's next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. No fee payment will be made to the Adviser during the year which will cause such expenses to exceed the pro rata expense limitation at the time of such payment.


CMA CONNECTICUT MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1995, the Fund had a net capital loss carryforward of approximately $147,000, of which $80,000 expires in 2000, $30,000 expires in 2001, $10,000 expires in 2002 and $27,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.




CMA CONNECTICUT MUNICIPAL MONEY FUND


Officers and Trustees
Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Donald C. Burke--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 221-7210*

[FN]
*For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].